Exhibit 10.8

FIRST AMENDMENT

TO THE

MIVA, INC.

2006 STOCK AWARD AND INCENTIVE PLAN

Background Information

A.                                   Miva, Inc. (the “Company”) maintains the Miva, Inc. 2006 Stock Award and Incentive Plan (the “Plan”).

B.                                     The United States Treasury Department issued final regulations that mandate Plan amendments with respect to Internal Revenue Code Section 409A.

C.                                     The Company has the power to amend and modify the Plan pursuant to Section 11(e) thereof.

D.                                    The Company desires to amend the Plan to bring the Plan into compliance with Internal Revenue Code Section 409A.

Plan Amendment

The amendments set forth below shall be effective January 1, 2009.

1.                                       The following clause is added at the end of the second to last sentence in Section 6(b)(i):

“provided that the exercise price will be determined in a manner so as to avoid (1) converting a Non-409A Award into a 409A Award and (2) causing a 409A Award to violate the provisions of Code Section 409A.”

2.                                       The last sentence of Section 8(c) is amended in its entirety to read as follows:

“In the case of any 409A Award that is vested and no longer subject to a risk of forfeiture (within the meaning of Code Section 409A), such Award will be distributed to the Participant, upon application of the Participant, if the Participant has had an unforeseeable emergency within the meaning of Code Sections 409A(a)(2)(A)(vi) and 409A(a)(2)(B)(ii), in accordance with Code Section 409A(a)(2)(B)(ii).”

3.                                       The following is inserted after “to accelerate” and before “distributions relating to 409A Awards” in the last sentence of Section 11(k):

“or defer”

4.                                       The remainder of the Plan shall remain unchanged.

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The Company has caused this First Amendment to the Miva, Inc. 2006 Stock Award and Incentive Plan to be executed on its behalf, by its officer duly authorized, this 18th day of December, 2008.

Miva, Inc.

By:	/s/ John B. Pisaris

Its:	General Counsel and Secretary